Exhibit 99.2

Supplemental Operating and Financial Data
First Quarter Ended March 31, 2018

Q1 2018 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 29 through 31 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 32 through 39.

Q1 2018 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q1 2018 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Mike Hirons
Senior Vice President, General Counsel and Secretary	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q1 2018 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED MARCH 31,
Operating Information:	2018	2017
Revenue	$154,968	$129,112
Net income available to common shareholders of EPR Properties	23,502	47,964
EBITDAre (1)	134,471	111,648
Adjusted EBITDA (1)	135,080	111,705
Interest expense, net	34,337	30,692
Recurring principal payments	—	2,415
Capitalized interest	2,244	2,791
Straight-lined rental revenue	1,874	5,051
Dividends declared on preferred shares	6,036	5,952
Dividends declared on common shares	80,262	65,619
General and administrative expense	12,324	11,057

	MARCH 31,
Balance Sheet Information:	2018	2017
Total assets	$6,238,866	$5,046,782
Accumulated depreciation	776,404	661,029
Total assets before accumulated depreciation (gross assets)	7,015,270	5,707,811
Cash and cash equivalents	24,514	14,446
Debt	3,131,437	2,616,382
Deferred financing costs, net	28,558	28,231
Net debt (1)	3,135,481	2,630,167
Equity	2,875,594	2,239,409
Common shares outstanding	74,319	64,771
Total market capitalization (using EOP closing price)	7,623,911	7,745,510
Net debt/total market capitalization	41%	34%
Net debt/gross assets	45%	46%
Net debt/Adjusted EBITDA (2)	5.80	5.89
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.64	5.54

(1) See pages 29 through 31 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 29 through 31 for definitions. See calculation on page 38.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 29 through 31 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 29 through 31 for definitions.

Q1 2018 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016
Rental properties:
Entertainment	$2,812,120	$2,762,801	$2,696,125	$2,549,940	$2,545,532	$2,511,432
Recreation	1,452,087	1,420,690	1,361,445	1,320,216	754,521	715,323
Education	1,170,548	1,005,340	1,033,149	938,673	877,716	848,883
Other	156,786	156,734	156,659	156,420	156,390	155,659
Less: accumulated depreciation	(776,404)	(741,334)	(711,384)	(676,364)	(661,029)	(635,535)
Land held for development	33,693	33,692	33,674	33,672	22,530	22,530
Property under development	249,931	257,629	284,211	271,692	331,934	297,110
Mortgage notes receivable: (1)
Entertainment	31,061	31,105	39,679	36,418	33,735	37,669
Recreation	614,405	602,145	602,701	601,910	349,653	332,994
Education	174,371	337,499	329,991	303,271	288,409	243,315
Investment in direct financing leases, net	58,101	57,903	57,698	93,307	103,095	102,698
Investment in joint ventures	5,538	5,602	5,616	5,581	5,522	5,972
Cash and cash equivalents	24,514	41,917	11,412	70,872	14,446	19,335
Restricted cash	15,640	17,069	24,323	24,255	28,523	9,744
Accounts receivable, net	88,750	93,693	99,213	106,480	96,267	98,939
Other assets	127,725	109,008	108,498	102,543	99,538	98,954
Total assets	$6,238,866	$6,191,493	$6,133,010	$5,938,886	$5,046,782	$4,865,022

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$117,583	$136,929	$140,582	$142,526	$101,438	$119,758
Common dividends payable	26,755	25,203	25,046	25,044	22,022	20,367
Preferred dividends payable	6,036	4,982	5,951	5,952	5,952	5,951
Unearned rents and interest	81,461	68,227	85,198	71,098	61,579	47,420
Line of credit	570,000	210,000	170,000	—	150,000	—
Deferred financing costs, net	(28,558)	(32,852)	(33,951)	(34,086)	(28,231)	(29,320)
Other debt	2,589,995	2,851,679	2,851,876	2,827,006	2,494,613	2,514,945
Total liabilities	3,363,272	3,264,168	3,244,702	3,037,540	2,807,373	2,679,121
Equity:
Common stock and additional paid-in- capital	3,487,902	3,479,755	3,421,631	3,417,750	2,755,783	2,677,709
Preferred stock at par value	148	148	138	139	139	139
Treasury stock	(128,707)	(121,591)	(121,539)	(121,533)	(120,955)	(113,172)
Accumulated other comprehensive income	16,481	12,483	10,919	9,698	8,606	7,734
Distributions in excess of net income	(500,230)	(443,470)	(422,841)	(404,708)	(404,164)	(386,509)
Total equity	2,875,594	2,927,325	2,888,308	2,901,346	2,239,409	2,185,901
Total liabilities and equity	$6,238,866	$6,191,493	$6,133,010	$5,938,886	$5,046,782	$4,865,022

(1) Includes related accrued interest receivable.

Q1 2018 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016
Rental revenue and tenant reimbursements:
Entertainment	$74,848	$74,383	$70,621	$69,403	$68,840	$69,147
Recreation	33,432	33,909	32,171	29,384	17,299	17,084
Education	22,385	12,862	21,479	22,333	22,357	22,971
Other	2,259	2,292	2,290	2,290	2,290	2,290
Mortgage and other financing income:
Entertainment	802	981	1,151	1,096	1,179	1,260
Recreation	13,705	13,590	14,140	13,104	7,906	7,540
Education (1)	6,907	9,106	9,023	8,868	8,549	7,311
Other	—	—	—	—	—	1
Other income	630	577	522	1,304	692	3,227
Total revenue	$154,968	$147,700	$151,397	$147,782	$129,112	$130,831

Property operating expense	7,564	12,891	6,340	6,072	6,350	5,915
Other expense	—	242	—	—	—	—
General and administrative expense	12,324	9,596	12,070	10,660	11,057	10,234
Costs associated with loan refinancing or payoff	31,943	58	1,477	9	5	—
Gain on early extinguishment of debt	—	—	—	(977)	—	—
Interest expense, net	34,337	35,271	34,194	32,967	30,692	26,834
Transaction costs	609	135	113	218	57	2,988
Impairment charges	—	—	—	10,195	—	—
Depreciation and amortization	37,684	37,027	34,694	33,148	28,077	28,351
Income before equity in income in joint ventures and other items	30,507	52,480	62,509	55,490	52,874	56,509
Equity in income (loss) from joint ventures	51	(14)	35	59	(8)	118
Gain on sale of real estate	—	13,480	997	25,461	2,004	1,430
Income tax (expense) benefit	(1,020)	(383)	(587)	(475)	(954)	84
Net income	29,538	65,563	62,954	80,535	53,916	58,141
Preferred dividend requirements	(6,036)	(6,438)	(5,951)	(5,952)	(5,952)	(5,951)
Preferred share redemption costs	—	(4,457)	—	—	—	—
Net income available to common shareholders of EPR Properties	$23,502	$54,668	$57,003	$74,583	$47,964	$52,190

(1) Represents income from owned assets under direct financing leases and 14 mortgage notes receivable.

Q1 2018 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016
Net income available to common shareholders of EPR Properties	$23,502	$54,668	$57,003	$74,583	$47,964	$52,190
Gain on sale of real estate (excluding land sale)	—	(13,480)	(997)	(25,461)	(2,004)	—
Real estate depreciation and amortization	37,464	36,797	34,457	32,906	27,880	28,179
Allocated share of joint venture depreciation	58	55	55	54	54	55
Impairment of direct financing lease - residual value portion (2)	—	—	—	2,897	—	—
FFO available to common shareholders of EPR Properties	$61,024	$78,040	$90,518	$84,979	$73,894	$80,424

FFO available to common shareholders of EPR Properties	$61,024	$78,040	$90,518	$84,979	$73,894	$80,424
Add: Preferred dividends for Series C preferred shares	—	1,940	1,941	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	—	1,940	—	—	—	—
Diluted FFO available to common shareholders of EPR Properties	$61,024	$81,920	$92,459	$86,920	$75,835	$82,365

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$61,024	$78,040	$90,518	$84,979	$73,894	$80,424
Costs associated with loan refinancing or payoff	31,943	58	1,477	9	5	—
Transaction costs	609	135	113	218	57	2,988
Preferred share redemption costs	—	4,457	—	—	—	—
Termination fee included in gain on sale	—	13,275	954	3,900	1,920	—
Impairment of direct financing lease - allowance for lease loss portion (2)	—	—	—	7,298	—	—
Gain on early extinguishment of debt	—	—	—	(977)	—	—
Gain on sale of land	—	—	—	—	—	(1,430)
Gain on insurance recovery (included in other income)	—	—	—	(606)	—	(847)
Deferred income tax expense (benefit)	428	(99)	227	50	634	(401)
FFO as adjusted available to common shareholders of EPR Properties	$94,004	$95,866	$93,289	$94,871	$76,510	$80,734

FFO as adjusted available to common shareholders of EPR Properties	$94,004	$95,866	$93,289	$94,871	$76,510	$80,734
Add: Preferred dividends for Series C preferred shares	1,940	1,940	1,941	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,940	—	—	—	—
Diluted FFO as adjusted available to common shareholders of EPR Properties	$97,883	$99,746	$95,230	$96,812	$78,451	$82,675
FFO per common share:
Basic	$0.82	$1.06	$1.23	$1.16	$1.15	$1.26
Diluted	0.82	1.06	1.22	1.15	1.15	1.25
FFO as adjusted per common share:
Basic	$1.27	$1.30	$1.27	$1.30	$1.19	$1.27
Diluted	1.26	1.29	1.26	1.29	1.19	1.26
Shares used for computation (in thousands):
Basic	74,146	73,774	73,663	73,159	64,033	63,635
Diluted	74,180	73,832	73,724	73,225	64,102	63,716

Weighted average shares outstanding-Diluted EPS	74,180	73,832	73,724	73,225	64,102	63,716
Effect of dilutive Series C preferred shares	2,098	2,083	2,072	2,063	2,053	2,044
Effect of dilutive Series E preferred shares	1,598	1,592	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	77,876	77,507	75,796	75,288	66,155	65,760
(1) See pages 29 through 31 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in direct financing leases, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q1 2018 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016

FFO available to common shareholders of EPR Properties	$61,024	$78,040	$90,518	$84,979	$73,894	$80,424
Adjustments:
Costs associated with loan refinancing or payoff	31,943	58	1,477	9	5	—
Transaction costs	609	135	113	218	57	2,988
Preferred share redemption costs	—	4,457	—	—	—	—
Termination fees included in gain on sale	—	13,275	954	3,900	1,920	—
Impairment of direct financing lease - allowance for lease loss portion	—	—	—	7,298	—	—
Gain on early extinguishment of debt	—	—	—	(977)	—	—
Gain on sale of land	—	—	—	—	—	(1,430)
Gain on insurance recovery (included in other income)	—	—	—	(606)	—	(847)
Deferred income tax expense (benefit)	428	(99)	227	50	634	(401)
Non-real estate depreciation and amortization	220	230	237	242	197	172
Deferred financing fees amortization	1,398	1,588	1,598	1,525	1,456	1,265
Share-based compensation expense to management and trustees	3,791	3,576	3,605	3,503	3,458	2,882
Amortization of above/below market leases, net and tenant allowances	(417)	(66)	(55)	(31)	45	45
Maintenance capital expenditures (2)	(698)	(1,207)	(1,125)	(1,590)	(1,601)	(2,409)
Straight-lined rental revenue	(1,874)	7,085	(2,357)	(4,009)	(5,051)	(6,062)
Non-cash portion of mortgage and other financing income	(656)	(719)	(905)	(901)	(555)	(862)
AFFO available to common shareholders of EPR Properties	$95,768	$106,353	$94,287	$93,610	$74,459	$75,765

AFFO available to common shareholders of EPR Properties	$95,768	$106,353	$94,287	$93,610	$74,459	$75,765
Add: Preferred dividends for Series C preferred shares	1,940	1,940	1,941	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,939	1,940	—	—	—	—
Diluted AFFO available to common shareholders of EPR Properties	$99,647	$110,233	$96,228	$95,551	$76,400	$77,706

Weighted average diluted shares outstanding (in thousands)	74,180	73,832	73,724	73,225	64,102	63,716
Effect of dilutive Series C preferred shares	2,098	2,083	2,072	2,063	2,053	2,044
Effect of dilutive Series E preferred shares	1,598	1,592	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	77,876	77,507	75,796	75,288	66,155	65,760

AFFO per diluted common share	$1.28	$1.42	$1.27	$1.27	$1.15	$1.18

Dividends declared per common share	$1.08	$1.02	$1.02	$1.02	$1.02	$0.96

AFFO payout ratio (3)	84%	72%	80%	80%	89%	81%

(1) See pages 29 through 31 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q1 2018 Supplemental	Page 10

CAPITAL STRUCTURE AS OF MARCH 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES (3)	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2018	$—	$—	$—	$—	—%
2019	—	—	—	—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	570,000	350,000	920,000	3.93%
2023	400,000	—	275,000	675,000	3.75%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	—	—	—%
Thereafter	24,995	—	—	24,995	1.84%
Less: deferred financing costs, net	—	—	—	(28,558)	—%
	$424,995	$570,000	$2,165,000	$3,131,437	4.19%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$—	—%	—
Fixed rate unsecured debt (1)		2,515,000	4.55%	6.92
Variable rate secured debt		24,995	1.84%	29.33
Variable rate unsecured debt		620,000	2.81%	3.99
Less: deferred financing costs, net		(28,558)	—%	—
Total		$3,131,437	4.19%	6.52

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 3/31/2018	MATURITY	AT 3/31/2018

	$1,000,000	$570,000	February 27, 2022	2.81%

Note: This facility has a seven month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

(3) Subsequent to March 31, 2018, the Company issued $400.0 million in senior unsecured notes due April 15, 2028. The notes bear interest at an annual rate of 4.95%. The Company used the net proceeds to pay down the unsecured revolving credit facility.

Q1 2018 Supplemental	Page 11

CAPITAL STRUCTURE AS OF MARCH 31, 2018 AND DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	March 31, 2018	December 31, 2017

Mortgage note payable, 6.19%, prepaid in full on January 2, 2018	$—	$11,684
Senior unsecured notes payable, 7.75%, prepaid in full on February 28, 2018	—	250,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	570,000	210,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 5, 2019 and 3.15% from April 6, 2019 to February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(28,558)	(32,852)
Total debt	$3,131,437	$3,028,827

Q1 2018 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF MARCH 31, 2018

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 5.25% and 5.75%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 5.25% and 5.75% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of March 31, 2018 and December 31, 2017 are:

		Actual	Actual
NOTE COVENANTS	Required	1st Quarter 2018 (1)	4th Quarter 2017 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	45%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	1%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.8x	3.7x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	212%	218%

(1) See page 14 for detailed calculations.

Q1 2018 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	March 31, 2018			TOTAL DEBT:		March 31, 2018
Total Assets per balance sheet	$6,238,866			Secured debt obligations		$24,995
Add: accumulated depreciation	776,404			Unsecured debt obligations:
Less: intangible assets	28,655			Unsecured debt		3,135,000
Total Assets	$7,043,925			Outstanding letters of credit		—
				Guarantees		24,735
				Derivatives at fair market value, net, if liability		—
				Total unsecured debt obligations:		3,159,735
TOTAL UNENCUMBERED ASSETS:	March 31, 2018			Total Debt		$3,184,730
Unencumbered real estate assets, gross	$6,400,224
Cash and cash equivalents	24,514
Land held for development	33,693
Property under development	249,931
Total Unencumbered Assets	$6,708,362

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	1ST QUARTER 2018	4TH QUARTER 2017		3RD QUARTER 2017	2ND QUARTER 2017	TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$135,080	$124,971	(1)	$132,987	$130,444	$523,482
Less: straight-line rental revenue	(1,874)	7,085		(2,357)	(4,009)	(1,155)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$133,206	$132,056		$130,630	$126,435	$522,327

ANNUAL DEBT SERVICE:
Interest expense, gross	$36,646	$37,360		$36,753	$35,599	$146,358
Less: deferred financing fees amortization	(1,398)	(1,588)		(1,598)	(1,525)	(6,109)
ANNUAL DEBT SERVICE	$35,248	$35,772		$35,155	$34,074	$140,249

DEBT SERVICE COVERAGE	3.8	3.7		3.7	3.7	3.7

(1) Includes straight-line rental revenue write off and bad debt expense related to CLA.

Q1 2018 Supplemental	Page 14

CAPITAL STRUCTURE AS OF MARCH 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT MARCH 31, 2018	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT MARCH 31, 2018	CONVERSION PRICE AT MARCH 31, 2018

Common shares	74,318,941	$55.40	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$24.31	$134,976	5.750%	Y	.3885	$64.35
Series E	3,447,381	$34.86	$86,185	9.000%	Y	.4636	$53.93
Series G	6,000,000	$22.56	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at March 31, 2018 multiplied by closing price at March 31, 2018				$4,117,269
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at March 31, 2018 (3)				3,135,481
Total consolidated market capitalization				$7,623,911

(1) Total monthly dividends declared in the first quarter of 2018 were $1.08 per share.
(2) Excludes accrued unpaid dividends at March 31, 2018.
(3) See pages 29 through 31 for definitions.

Q1 2018 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016
Net debt to total market capitalization	41%	37%	35%	33%	34%	34%

Net debt to gross assets	45%	44%	44%	42%	46%	45%

Net debt/Adjusted EBITDA (1)(2)	5.80	5.39	5.66	5.28	5.89	5.48

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.64	5.37	5.38	5.08	5.54	5.37

Interest coverage ratio (5)	3.7	3.6	3.6	3.6	3.3	3.7

Fixed charge coverage ratio (5)	3.2	3.1	3.1	3.1	2.8	3.1

Debt service coverage ratio (5)	3.7	3.6	3.6	3.6	3.1	3.4

FFO payout ratio (6)	132%	96%	84%	89%	89%	77%

FFO as adjusted payout ratio (7)	86%	79%	81%	79%	86%	76%

AFFO payout ratio (8)	84%	72%	80%	80%	88%	81%

(1) See pages 29 through 31 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 38.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 29 through 31 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 38 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 29 through 31 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q1 2018 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016
Net income	$29,538	$65,563	$62,954	$80,535	$53,916	$58,141
Impairment charges	—	—	—	10,195	—	—
Transaction costs	609	135	113	218	57	2,988
Interest expense, gross	36,646	37,360	36,753	35,599	33,483	29,549
Depreciation and amortization	37,684	37,027	34,694	33,148	28,077	28,351
Share-based compensation expense
to management and trustees	3,791	3,576	3,605	3,503	3,458	2,882
Costs associated with loan refinancing or payoff	31,943	58	1,477	9	5	—
Interest cost capitalized	(2,244)	(2,046)	(2,492)	(2,550)	(2,791)	(2,715)
Straight-line rental revenue	(1,874)	7,085	(2,357)	(4,009)	(5,051)	(6,062)
Gain on early extinguishment of debt	—	—	—	(977)	—	—
Gain on sale of real estate	—	(13,480)	(997)	(25,461)	(2,004)	(1,430)
Gain on insurance recovery	—	—	—	(606)	—	(847)
Deferred income tax expense (benefit)	428	(99)	227	50	634	(401)
Interest coverage amount	$136,521	$135,179	$133,977	$129,654	$109,784	$110,456

Interest expense, net	$34,337	$35,271	$34,194	$32,967	$30,692	$26,834
Interest income	65	43	67	82	—	—
Interest cost capitalized	2,244	2,046	2,492	2,550	2,791	2,715
Interest expense, gross	$36,646	$37,360	$36,753	$35,599	$33,483	$29,549

Interest coverage ratio	3.7	3.6	3.6	3.6	3.3	3.7

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$136,521	$135,179	$133,977	$129,654	$109,784	$110,456

Interest expense, gross	$36,646	$37,360	$36,753	$35,599	$33,483	$29,549
Preferred share dividends	6,036	6,438	5,951	5,952	5,952	5,951
Fixed charges	$42,682	$43,798	$42,704	$41,551	$39,435	$35,500

Fixed charge coverage ratio	3.2	3.1	3.1	3.1	2.8	3.1

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$136,521	$135,179	$133,977	$129,654	$109,784	$110,456

Interest expense, gross	$36,646	$37,360	$36,753	$35,599	$33,483	$29,549
Recurring principal payments	—	197	192	437	2,415	2,516
Debt service	$36,646	$37,557	$36,945	$36,036	$35,898	$32,065

Debt service coverage ratio	3.7	3.6	3.6	3.6	3.1	3.4
(1) See pages 29 through 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 32 through 39 for reconciliations of certain non-GAAP financial measures.

Q1 2018 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	MARCH 31, 2018	DECEMBER 31, 2017
Mortgage note and related accrued interest receivable, 10.14%, reclassified to rental properties January 1, 2018 due to implementation of ASU 2017-05	Education	$—	$2,500
Mortgage note and related accrued interest receivable, 8.50%, reclassified to rental properties January 1, 2018 due to implementation of ASU 2017-05	Education	—	9,631
Mortgage notes, 7.25%, borrower exercised conversion option on February 16, 2018	Education	—	142,900
Mortgage note and related accrued interest receivable, 7.00%, prepaid in full March 12, 2018	Education	—	1,474
Mortgage note and related accrued interest receivable, 7.50%, prepaid in full March 26, 2018	Education	—	9,056
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2019	Education	1,454	1,454
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	Recreation	176,210	174,265
Mortgage note, 7.00%, due December 20, 2021	Education	57,060	57,890
Mortgage notes, 8.50%, due April 6, 2022	Recreation	249,244	249,213
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,880	10,880
Mortgage note and related accrued interest receivable, 9.25%, due June 28, 2032	Entertainment	31,061	31,105
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,132	5,173
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	33,200	33,269
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,173	12,249
Mortgage note and related accrued interest receivable, 8.50% to 9.15%, due June 30, 2034	Education	8,743	8,711
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,578	12,564
Mortgage note, 11.26%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.43%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.88%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.28%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 9.95%, due July 31, 2036	Education	6,324	6,304
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.75%, due December 31, 2036	Education	9,838	9,838
Mortgage note and related accrued interest receivable, 8.50%, due April 30, 2037	Education	4,732	4,717
Mortgage note and related accrued interest receivable, 8.75%, due June 30, 2037	Education	4,156	4,111
Mortgage note and related accrued interest receivable, 8.50%, due July 31, 2037	Education	4,229	4,235
Mortgage note, 8.75%, due August 31, 2037	Education	14,135	11,330
Mortgage note and related accrued interest receivable, 8.80%, due September 30, 2037	Education	12,119	11,684
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	—
Mortgage note and related accrued interest receivable, 7.50%, due October 27, 2038	Education	671	658
Total mortgage notes and related accrued interest receivable		$819,837	$970,749

Q1 2018 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2018 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED MARCH 31, 2018
Development and redevelopment of megaplex theatres	various	Entertainment	$10,469
Acquisition of a megaplex theatre	Conway, AR	Entertainment	7,495
Development of other entertainment and retail projects	various	Entertainment	7,541
Development of Topgolf golf entertainment facilities	various	Recreation	18,915
Additions to mortgage note and notes receivable for attractions	various	Recreation	792
Acquisition of a fitness facility	Fort Collins, CO	Recreation	7,812
Investment in a mortgage note receivable for a fitness facility	Fort Collins, CO	Recreation	10,292
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	21,646
Development and redevelopment of recreation properties	various	Recreation	2,520
Development of public charter school properties	various	Education	3,967
Acquisition and development of early childhood education centers	various	Education	13,493
Investment in mortgage notes receivable for public charter schools	various	Education	3,316
Development of private school properties	various	Education	353
Investment in casino and resort project	Sullivan County, NY	Other	29
Total investment spending			$108,640
Other capital spending, net	various	n/a	9,831
Total capital spending			$118,471

2018 DISPOSITIONS AND MORTGAGE NOTE PAYDOWNS (EXCLUDING PRINCIPAL PAYMENTS)	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED MARCH 31, 2018
Mortgage note paydown	Bellevue, WA	Education	$9,000
Mortgage note paydown	Lincoln, CA	Education	1,495
Total dispositions and mortgage note paydowns (excluding recurring principal payments)			$10,495

Q1 2018 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT MARCH 31, 2018 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	MARCH 31, 2018		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	2ND QUARTER 2018	3RD QUARTER 2018	4TH QUARTER 2018	1ST QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$49,759	6	$11,450	$2,529	$—	$—	$—	$63,738	100%
Recreation (3)	141,991	4	37,392	44,243	38,994	31,827	43,109	337,556	100%
Education	29,266	9	10,548	12,648	12,098	3,057	13,650	81,267	100%
Total Build-to-Suit	221,016	19	$59,390	$59,420	$51,092	$34,884	$56,759	$482,561
Non Build-to-Suit Development	23,207
Resorts World Catskills	5,708
Total Property Under Development	$249,931

		MARCH 31, 2018	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	2ND QUARTER 2018	3RD QUARTER 2018	4TH QUARTER 2018	1ST QUARTER 2019	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 1ST QUARTER 2018
Entertainment		6	$24,509	$39,229	$—	$—	$—	$63,738	$32,134
Recreation		4	—	27,538	27,334	28,260	254,424	337,556	24,452
Education		9	—	12,349	33,698	6,891	28,329	81,267	1,568
Total Build-to-Suit		19	$24,509	$79,116	$61,032	$35,151	$282,753	$482,561	$58,154

	MARCH 31, 2018		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	2ND QUARTER 2018	3RD QUARTER 2018	4TH QUARTER 2018	1ST QUARTER 2019	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	5,803	1	250	—	—	—	—	6,053
Education	35,311	5	5,900	6,500	5,700	2,023	—	55,434
Total Build-to-Suit Mortgage Notes	41,114	6	$6,150	$6,500	$5,700	$2,023	$—	$61,487
Non Build-to-Suit Mortgage Notes	778,723
Total Mortgage Notes Receivable	$819,837

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of March 31, 2018.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Resorts World Catskills.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q1 2018 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$70,862	$33,432	$22,380	$2,259	$128,933	$—	$128,933
Tenant reimbursements	3,986	—	5	—	3,991	—	3,991
Other income	—	62	—	—	62	568	630
Mortgage and other financing income	802	13,705	6,907	—	21,414	—	21,414
Total revenue	75,650	47,199	29,292	2,259	154,400	568	154,968

Property operating expense	6,229	33	829	314	7,405	159	7,564
Total investment expenses	6,229	33	829	314	7,405	159	7,564
General and administrative expense	—	—	—	—	—	(12,324)	(12,324)
Adjusted EBITDA (1)	$69,421	$47,166	$28,463	$1,945	$146,995	$(11,915)	$135,080
	47%	32%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(31,943)	(31,943)
Interest expense, net						(34,337)	(34,337)
Transaction costs						(609)	(609)
Depreciation and amortization						(37,684)	(37,684)
Equity in income from joint ventures						51	51
Income tax expense						(1,020)	(1,020)
Net income							29,538
Preferred dividend requirements						(6,036)	(6,036)
Net income available to common shareholders of EPR Properties							$23,502

(1) See pages 29 through 31 for definitions.

Q1 2018 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$65,091	$17,299	$22,357	$2,290	$107,037	$—	$107,037
Tenant reimbursements	3,749	—	—	—	3,749	—	3,749
Other income	6	—	—	—	6	686	692
Mortgage and other financing income	1,179	7,906	8,549	—	17,634	—	17,634
Total revenue	70,025	25,205	30,906	2,290	128,426	686	129,112

Property operating expense	5,835	28	—	340	6,203	147	6,350
Total investment expenses	5,835	28	—	340	6,203	147	6,350
General and administrative expense	—	—	—	—	—	(11,057)	(11,057)
Adjusted EBITDA (1)	$64,190	$25,177	$30,906	$1,950	$122,223	$(10,518)	$111,705
	53%	21%	25%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(5)	(5)
Interest expense, net						(30,692)	(30,692)
Transaction costs						(57)	(57)
Depreciation and amortization						(28,077)	(28,077)
Equity in loss from joint ventures						(8)	(8)
Gain on sale of real estate						2,004	2,004
Income tax expense						(954)	(954)
Net income							53,916
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$47,964

(1) See pages 29 through 31 for definitions.

Q1 2018 Supplemental	Page 22

TOTAL INVESTMENT BY SEGMENT
AS OF MARCH 31, 2018 AND DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of March 31, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,189,969	$1,368,471	$1,099,911	$156,786	$4,815,137
Add back accumulated depreciation on rental properties	622,151	83,616	70,637	—	776,404
Land held for development	4,457	—	12,421	16,815	33,693
Property under development	72,241	141,991	29,991	5,708	249,931
Mortgage notes and related accrued interest receivable, net	31,061	614,405	174,371	—	819,837
Investment in direct financing leases, net	—	—	58,101	—	58,101
Investment in joint ventures	5,538	—	—	—	5,538
Intangible assets, gross (1)	26,620	7,513	1,230	—	35,363
Notes receivable and related accrued interest receivable, net (1)	1,976	10,877	—	—	12,853
Total investments (2)	$2,954,013	$2,226,873	$1,446,662	$179,309	$6,806,857
% of total investments	43%	33%	21%	3%	100%

	As of December 31, 2017
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,156,131	$1,347,562	$943,804	$156,734	$4,604,231
Add back accumulated depreciation on rental properties	606,670	73,128	61,536	—	741,334
Land held for development	4,457	—	12,420	16,815	33,692
Property under development	101,252	125,217	25,454	5,706	257,629
Mortgage notes and related accrued interest receivable, net	31,105	602,145	337,499	—	970,749
Investment in direct financing leases, net	—	—	57,903	—	57,903
Investment in joint ventures	5,602	—	—	—	5,602
Intangible assets, gross (1)	26,466	7,513	1,230	—	35,209
Notes receivable and related accrued interest receivable, net (1)	1,976	3,107	—	—	5,083
Total investments (2)	$2,933,659	$2,158,672	$1,439,846	$179,255	$6,711,432
% of total investments	44%	32%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of March 31, 2018 in the Company's Quarterly Report on Form 10-Q and December 31, 2017 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	3/31/2018	12/31/2017
Intangible assets, gross	$35,363	$35,209
Less: accumulated amortization on intangible assets	(6,708)	(6,340)
Notes receivable and related accrued interest receivable, net	12,853	5,083
Prepaid expenses and other current assets	86,217	75,056
Total other assets	$127,725	$109,008

(2) See pages 29 through 31 for definitions.

Q1 2018 Supplemental	Page 23

LEASE EXPIRATIONS
AS OF MARCH 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED MARCH 31, 2018 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED MARCH 31, 2018 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED MARCH 31, 2018	% OF TOTAL REVENUE
2018	2	$3,052	—%	—	$—	—%	—	$—	—%
2019	2	5,109	1%	—	—	—%	—	—	—%
2020	3	3,955	—%	—	—	—%	—	—	—%
2021	8	11,023	2%	—	—	—%	—	—	—%
2022	10	20,051	3%	—	—	—%	—	—	—%
2023	10	21,584	4%	—	—	—%	1	254	—%
2024	14	27,652	5%	—	—	—%	1	3,264	1%
2025	5	9,514	2%	1	1,696	—%	—	—	—%
2026	8	16,221	3%	1	4,789	1%	—	—	—%
2027	16	22,726	4%	3	17,453	3%	4	2,746	—%
2028	13	24,125	4%	—	—	—%	1	72	—%
2029	10	12,417	2%	2	2,785	—%	—	—	—%
2030	17	21,143	4%	—	—	—%	—	—	—%
2031	15	24,504	4%	—	—	—%	11	4,884	1%
2032	5	4,448	1%	5	6,035	1%	9	10,056	2%
2033	8	5,201	1%	2	3,510	1%	9	7,955	1%
2034	2	1,977	—%	7	11,330	2%	14	24,298	4%
2035	2	2,297	—%	11	41,033	7%	14	8,757	1%
2036	2	2,393	—%	5	9,752	2%	14	13,487	2%
2037	3	5,035	1%	15	28,862	5%	16	4,242	1%
Thereafter	1	214	—%	4	1,713	—%	35	12,608	2%
	156	$244,641	41%	56	$128,958	22%	129	$92,623	15%

Note: This schedule relates to owned megaplex theatres, ski areas, attractions, golf entertainment complexes, public charter schools, early education centers and private schools only, which together represent approximately 78% of total revenue for the trailing twelve months ended March 31, 2018. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.

Q1 2018 Supplemental	Page 24

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE
			FOR THE THREE MONTHS ENDED
	CUSTOMERS	ASSET TYPE	MARCH 31, 2018

1.	AMC Theatres	Entertainment	18.5%
2.	Topgolf	Recreation	9.8%
3.	Regal Entertainment Group	Entertainment	9.0%
4.	Cinemark	Entertainment	6.0%
5.	Premier Parks	Recreation	3.8%
6.	Camelback Resort	Recreation	3.8%
7.	Och-Ziff Real Estate Funds	Recreation	3.5%
8.	Basis Independent Schools	Education	3.2%
9.	Southern Theatres	Entertainment	2.6%
10.	Imagine Schools	Education	2.5%

	Total		62.7%

Q1 2018 Supplemental	Page 25

NET ASSET VALUE (NAV) COMPONENTS
AS OF MARCH 31, 2018
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$223,492	$224	$223,716
ERC's/Retail	42,012	—	42,012
Other Entertainment	9,988	2,992	12,980
ENTERTAINMENT	275,492	3,216	278,708
Ski Areas	24,684	33,172	57,856
Attractions	50,500	15,632	66,132
Golf Entertainment Complexes	56,176	4,940	61,116
Other Recreation	5,644	2,108	7,752
RECREATION	137,004	55,852	192,856
Public Charter Schools	40,804	18,944	59,748
Early Childhood Education (6)	12,944	—	12,944
Private Schools	26,084	388	26,472
EDUCATION	79,832	19,332	99,164

ANNUALIZED CASH NOI RUN RATE	$492,328	$78,400	$570,728

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$249,931	Long-term debt (2)		$3,159,995
Land held for development	33,693	Series G liquidation value		150,000
Resorts World Catskills land in-service	156,786	Accounts payable and accrued liabilties		117,583
Investment in joint ventures	5,538	Preferred dividends payable		6,036
Cash and cash equivalents	24,514	Unearned rents and interest (4)		27,854
Restricted cash	15,640
Accounts receivable, net (3)	23,547
Other assets (5)	68,489
Rental properties, net, related to CLA (6)	253,565

SHARES
Common shares outstanding	74,146
Effect of dilutive securities - share options	34
Effect of dilutive Series C preferred shares	2,098
Effect of dilutive Series E preferred shares	1,598
Diluted shares outstanding	77,876
(1) See pages 29 through 31 for definitions and see Appendix on pages 32 through 39 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended March 31, 2018.
(2) Excludes deferred financing costs, net of $28.6 million.
(3) Excludes straight-line receivable of $65.2 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $31.3 million and cash paid by tenants during construction of $22.3 million.
(5) Excludes deferred tax assets of $11.5 million, deferred financing costs, net of $6.2 million, intangible assets of $28.7 million and notes and related accrued interest, net of $12.9 million.
(6) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components.

Q1 2018 Supplemental	Page 26

ANNUALIZED GAAP NET OPERATING INCOME
AS OF MARCH 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$224,908	$224	$225,132
ERC's/Retail	40,212	—	40,212
Other Entertainment	10,368	3,024	13,392
ENTERTAINMENT	275,488	3,248	278,736

Ski Areas	24,892	33,292	58,184
Attractions	50,772	15,756	66,528
Golf Entertainment Complexes	57,552	4,940	62,492
Other Recreation	5,760	2,104	7,864
RECREATION	138,976	56,092	195,068

Public Charter Schools	47,908	21,332	69,240
Early Childhood Education (2)	15,764	48	15,812
Private Schools	28,168	456	28,624
EDUCATION	91,840	21,836	113,676

ANNUALIZED GAAP NOI RUN RATE	$506,304	$81,176	$587,480

(1) See pages 29 through 31 for definitions and see Appendix on pages 32 through 39 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended March 31, 2018.
(2) Includes no NOI related to CLA assets.

Q1 2018 Supplemental	Page 27

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2018 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$108.6	$400.0	to	$700.0	$400.0	to	$700.0
Disposition proceeds and mortgage note payoff	$10.5	$350.0	to	$450.0	$350.0	to	$450.0
Prepayment fees - OZRE loan (1)	$—	$45.0			$—	to	$—
Prepayment fees - education properties (1)	$—	$4.0	to	$5.0	$4.0	to	$5.0
Termination fees - education properties (2)	$—	$8.0	to	$12.0	$18.0	to	$22.0
Percentage rent and participating interest income	$1.3	$7.0	to	$8.0	$7.0	to	$8.0
General and administrative expense	$12.3	$47.0	to	$49.0	$46.0	to	$48.0

FFO per diluted share	$0.82	$5.17	to	$5.27	$4.60	to	$4.70
FFO as adjusted per diluted share	$1.26	$5.75	to	$5.90	$5.23	to	$5.38

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2018 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$0.32	$3.44	to	$3.59
Gain on sale of real estate (2)	—	(0.24)	to	(0.29)
Real estate depreciation and amortization	0.50	2.05
Allocated share of joint venture depreciation	—	—
Impact of Series C and Series E Dilution, if applicable	—	(0.08)
FFO available to common shareholders of EPR Properties	$0.82	$5.17	to	$5.27
Costs associated with loan refinancing or payoff	0.43	0.43
Transaction costs	0.01	0.02
Termination fees - education properties (2)	—	0.12	to	0.17
Deferred income tax expense	0.01	0.01
Impact of Series C and Series E Dilution, if applicable	(0.01)	—
FFO as adjusted available to common shareholders of EPR Properties	$1.26	$5.75	to	$5.90

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q1 2018 Supplemental	Page 28

DEFINITIONS - NON-GAAP FINANCIAL MEASURES
EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from sales of depreciable operating properties, impairment losses of depreciable real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. EBITDAre does not represent cash flow from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, retirement severance expense, the provision for loan losses and transaction costs, and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Q1 2018 Supplemental	Page 29

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, retirement severance expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery, and deferred income tax benefit (expense); adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based

Q1 2018 Supplemental	Page 30

compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q1 2018 Supplemental	Page 31

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
First Quarter Ended March 31, 2018

Q1 2018 Supplemental	Page 32

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1st QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016

Net cash provided by operating activities	$108,964	$83,539	$120,099	$101,085	$93,550	$79,714

Equity in income (loss) from joint ventures	51	(14)	35	59	(8)	118
Distributions from joint ventures	(116)	—	—	—	(442)	(305)
Amortization of deferred financing costs	(1,398)	(1,588)	(1,598)	(1,525)	(1,456)	(1,265)
Amortization of above and below market leases, net and tenant allowances	417	66	55	31	(45)	(45)
(Decrease) increase in mortgage notes and related accrued interest receivable	(845)	408	1,040	(817)	(1,098)	(760)
(Decrease) increase in accounts receivable, net	(3,597)	1,354	(6,714)	(786)	(2,720)	18,561
Increase in direct financing lease receivable	198	205	199	407	397	752
Increase (decrease) in other assets	3,826	(534)	30	(952)	3,147	(1,873)
Decrease (increase) in accounts payable and accrued liabilities	9,118	(9,049)	1,689	(212)	7,311	(22,285)
(Increase) decrease in unearned rents and interest	(13,234)	18,258	(12,875)	3,106	(14,550)	12,496
Non-cash fee income	—	—	—	—	—	1,588
Straight-line rental revenue	(1,874)	7,085	(2,357)	(4,009)	(5,051)	(6,062)
Interest expense, gross	36,646	37,360	36,753	35,599	33,483	29,549
Interest cost capitalized	(2,244)	(2,046)	(2,492)	(2,550)	(2,791)	(2,715)
Transaction costs	609	135	113	218	57	2,988
Interest coverage amount (1)	$136,521	$135,179	$133,977	$129,654	$109,784	$110,456

Net cash used by investing activities	$(106,916)	$(67,161)	$(286,428)	$(147,769)	$(200,715)	$(246,896)

Net cash (used) provided by financing activities	$(20,798)	$6,809	$106,889	$98,715	$121,053	$168,566

(1) See pages 29 through 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Q1 2018 Supplemental	Page 33

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 26 and 27 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 35 through 39 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 35 through 37.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.

Q1 2018 Supplemental	Page 34

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED MARCH 31, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56,478	$15,718	$2,652	$74,848	$5,980	$12,130	$13,900	$1,484	$33,494	$12,134	$3,635	$6,616	$22,385	$2,827	$133,554
Property operating expense	467	5,768	(6)	6,229	—	33	—	—	33	99	730	—	829	473	7,564
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	467	5,768	(6)	6,229	—	33	—	—	33	99	730	—	829	473	7,564
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,324)	(12,324)
Adjusted EBITDA	$56,011	$9,950	$2,658	$68,619	$5,980	$12,097	$13,900	$1,484	$33,461	$12,035	$2,905	$6,616	$21,556	$(9,970)	$113,666
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,324	12,324
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,354)	(2,354)
NOI	$56,011	$9,950	$2,658	$68,619	$5,980	$12,097	$13,900	$1,484	$33,461	$12,035	$2,905	$6,616	$21,556	$—	$123,636
Quarterly GAAP NOI run rate
NOI	$56,011	$9,950	$2,658	$68,619	$5,980	$12,097	$13,900	$1,484	$33,461	$12,035	$2,905	$6,616	$21,556	$—	$123,636
In-service adjustments (2)	142	—	(66)	76	—	484	167	18	669	(58)	1,036	484	1,462	—	2,207
Percentage rent/participation adjustments (3)	74	104	—	178	243	112	321	—	676	—	—	(58)	(58)	—	796
Non-recurring adjustments (6)	—	(1)	—	(1)	—	—	—	(62)	(62)	—	—	—	—	—	(63)
Quarterly GAAP NOI run rate	$56,227	$10,053	$2,592	$68,872	$6,223	$12,693	$14,388	$1,440	$34,744	$11,977	$3,941	$7,042	$22,960	$—	$126,576
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224,908	$40,212	$10,368	$275,488	$24,892	$50,772	$57,552	$5,760	$138,976	$47,908	$15,764	$28,168	$91,840	$—	$506,304
Quarterly cash NOI run rate
NOI	$56,011	$9,950	$2,658	$68,619	$5,980	$12,097	$13,900	$1,484	$33,461	$12,035	$2,905	$6,616	$21,556	$—	$123,636
In-service adjustments (4)	286	—	—	286	—	452	163	18	633	(423)	823	568	968	—	1,887
Percentage rent/participation adjustments (3)	74	104	—	178	243	112	321	—	676	—	—	(58)	(58)	—	796
Non-recurring adjustments (6)	—	(1)	—	(1)	—	—	—	(62)	(62)	—	—	—	—	—	(63)
Non-cash revenue	(498)	450	(161)	(209)	(52)	(36)	(340)	(29)	(457)	(1,411)	(492)	(605)	(2,508)	—	(3,174)
Quarterly cash NOI run rate	55,873	10,503	2,497	68,873	6,171	12,625	14,044	1,411	34,251	10,201	3,236	6,521	19,958		123,082
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$223,492	$42,012	$9,988	$275,492	$24,684	$50,500	$56,176	$5,644	$137,004	$40,804	$12,944	$26,084	$79,832	$—	$492,328

Q1 2018 Supplemental	Page 35

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED MARCH 31, 2018

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56	$—	$746	$802	$8,323	$3,642	$1,235	$505	$13,705	$5,299	$795	$813	$6,907	$—	$21,414
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$56	$—	$746	$802	$8,323	$3,642	$1,235	$505	$13,705	$5,299	$795	$813	$6,907	$—	$21,414
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$56	$—	$746	$802	$8,323	$3,642	$1,235	$505	$13,705	$5,299	$795	$813	$6,907	$—	$21,414

Quarterly GAAP NOI run rate
NOI	$56	$—	$746	$802	$8,323	$3,642	$1,235	$505	$13,705	$5,299	$795	$813	$6,907	$—	$21,414
In-service adjustments (5)	—	—	—	—	—	130	—	21	151	34	(783)	(699)	(1,448)	—	(1,297)
Percentage rent/participation adjustments (3)	—	—	10	10	—	167	—	—	167	—	—	—	—	—	177
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$56	$—	$756	$812	$8,323	$3,939	$1,235	$526	$14,023	$5,333	$12	$114	$5,459	$—	$20,294
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$3,024	$3,248	$33,292	$15,756	$4,940	$2,104	$56,092	$21,332	$48	$456	$21,836	$—	$81,176
Quarterly cash NOI run rate
NOI	$56	$—	$746	$802	$8,323	$3,642	$1,235	$505	$13,705	$5,299	$795	$813	$6,907	$—	$21,414
In-service adjustments (5)	—	—	—	—	—	99	—	22	121	28	(783)	(701)	(1,456)	—	(1,335)
Percentage rent/participation adjustments (3)	—	—	10	10	—	167	—	—	167	—	—	—	—	—	177
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	(8)	(8)	(30)	—	—	—	(30)	(591)	(12)	(15)	(618)	—	(656)
Quarterly cash NOI run rate	56	—	748	804	8,293	3,908	1,235	527	13,963	4,736	—	97	4,833	—	19,600
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$224	$—	$2,992	$3,216	$33,172	$15,632	$4,940	$2,108	$55,852	$18,944	$—	$388	$19,332	$—	$78,400

Q1 2018 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 35 AND 36
FOR THE THREE MONTHS ENDED MARCH 31, 2018
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56,534	$15,718	$3,398	$75,650	$14,303	$15,772	$15,135	$1,989	$47,199	$17,433	$4,430	$7,429	$29,292	$2,827	$154,968
Property operating expense	467	5,768	(6)	6,229	—	33	—	—	33	99	730	—	829	473	7,564
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	467	5,768	(6)	6,229	—	33	—	—	33	99	730	—	829	473	7,564
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(12,324)	(12,324)
Adjusted EBITDA	$56,067	$9,950	$3,404	$69,421	$14,303	$15,739	$15,135	$1,989	$47,166	$17,334	$3,700	$7,429	$28,463	$(9,970)	$135,080
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	12,324	12,324
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,354)	(2,354)
NOI	$56,067	$9,950	$3,404	$69,421	$14,303	$15,739	$15,135	$1,989	$47,166	$17,334	$3,700	$7,429	$28,463	$—	$145,050
Quarterly GAAP NOI run rate
NOI	$56,067	$9,950	$3,404	$69,421	$14,303	$15,739	$15,135	$1,989	$47,166	$17,334	$3,700	$7,429	$28,463	$—	$145,050
In-service adjustments (2) (5)	142	—	(66)	76	—	614	167	39	820	(24)	253	(215)	14	—	910
Percentage rent/participation adjustments (3)	74	104	10	188	243	279	321	—	843	—	—	(58)	(58)	—	973
Non-recurring adjustments (6)	—	(1)	—	(1)	—	—	—	(62)	(62)	—	—	—	—	—	(63)
Quarterly GAAP NOI run rate	$56,283	$10,053	$3,348	$69,684	$14,546	$16,632	$15,623	$1,966	$48,767	$17,310	$3,953	$7,156	$28,419	$—	$146,870
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$225,132	$40,212	$13,392	$278,736	$58,184	$66,528	$62,492	$7,864	$195,068	$69,240	$15,812	$28,624	$113,676	$—	$587,480
Quarterly cash NOI run rate
NOI	$56,067	$9,950	$3,404	$69,421	$14,303	$15,739	$15,135	$1,989	$47,166	$17,334	$3,700	$7,429	$28,463	$—	$145,050
In-service adjustments (4) (5)	286	—	—	286	—	551	163	40	754	(395)	40	(133)	(488)	—	552
Percentage rent/participation adjustments (3)	74	104	10	188	243	279	321	—	843	—	—	(58)	(58)	—	973
Non-recurring adjustments (6)	—	(1)	—	(1)	—	—	—	(62)	(62)	—	—	—	—	—	(63)
Non-cash revenue	(498)	450	(169)	(217)	(82)	(36)	(340)	(29)	(487)	(2,002)	(504)	(620)	(3,126)	—	(3,830)
Quarterly cash NOI run rate	55,929	10,503	3,245	69,677	14,464	16,533	15,279	1,938	48,214	14,937	3,236	6,618	24,791	—	142,682
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$223,716	$42,012	$12,980	$278,708	$57,856	$66,132	$61,116	$7,752	$192,856	$59,748	$12,944	$26,472	$99,164	$—	$570,728

Q1 2018 Supplemental	Page 37

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (4):	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016
Net income	$29,538	$65,563	$62,954	$80,535	$53,916	$58,141
Interest expense, net	34,337	35,271	34,194	32,967	30,692	26,834
Income tax expense (benefit)	1,020	383	587	475	954	(84)
Depreciation and amortization	37,684	37,027	34,694	33,148	28,077	28,351
Gain on sale of real estate	—	(13,480)	(997)	(25,461)	(2,004)	(1,430)
Costs associated with loan refinancing or payoff	31,943	58	1,477	9	5	—
Gain on early extinguishment of debt	—	—	—	(977)	—	—
Equity in (income) loss from joint ventures	(51)	14	(35)	(59)	8	(118)
EBITDAre (4)	$134,471	$124,836	$132,874	$120,637	$111,648	$111,694
Impairment charges	—	—	—	10,195	—	—
Transaction costs	609	135	113	218	57	2,988
Gain on insurance recovery (1)	—	—	—	(606)	—	(847)
Straight-line rental revenue write-off related to CLA (2)	—	9,010	—	—	—	—
Bad debt expense related to CLA (3)	—	6,003	—	—	—	—
Adjusted EBITDA (for the quarter)	$135,080	$139,984	$132,987	$130,444	$111,705	$113,835

Adjusted EBITDA (5)	$540,320	$559,936	$531,948	$521,776	$446,820	$455,340

ANNUALIZED ADJUSTED EBITDA (4):
Adjusted EBITDA (for the quarter)	$135,080	$139,984	$132,987	$130,444	$111,705	$113,835
Corporate/unallocated and other NOI (6)	(2,354)	(2,045)	(2,298)	(2,521)	(2,489)	(2,569)
In-service adjustments (7)	910	1,453	5,074	3,287	2,948	2,493
Percentage rent/participation adjustments (8)	973	(973)	(1,107)	(204)	593	(503)
Non-recurring adjustments (9)	(63)	(2,689)	(2)	(607)	(6)	(2,522)
Annualized Adjusted EBITDA (for the quarter)	$134,546	$135,730	$134,654	$130,399	$112,751	$110,734

Annualized Adjusted EBITDA (10)	$538,184	$542,920	$538,616	$521,596	$451,004	$442,936

See footnotes on following page.

Q1 2018 Supplemental	Page 38

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
	1ST QUARTER 2018	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016

(1) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Income from settlement of foreign currency swap contracts	$554	$577	$520	$697	$663	$705
Fee income	62	—	1	—	—	1,588
Gain on insurance recovery	—	—	—	606	—	847
Miscellaneous income	14	—	1	1	29	87
Other income	$630	$577	$522	$1,304	$692	$3,227

(2) Included in rental revenue in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Minimum rent	$125,712	$123,208	$118,179	$113,723	$101,056	$99,354
Percentage rent	1,259	3,108	2,212	1,646	850	1,966
Straight-line rental revenue	1,874	1,925	2,357	4,009	5,051	6,062
Straight-line rental revenue write-off related to CLA	—	(9,010)	—	—	—	—
Other rental revenue	88	84	79	91	80	92
Rental revenue	$128,933	$119,315	$122,827	$119,469	$107,037	$107,474

(3) Included in property operating expense in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Expenses related to the operations of our retail centers and other specialty properties	$6,607	$6,649	$5,961	$5,886	$5,915	$5,778
Bad debt expense	957	239	379	186	435	137
Bad debt expense related to CLA	—	6,003	—	—	—	—
Property operating expense	$7,564	$12,891	$6,340	$6,072	$6,350	$5,915

(4) See pages 29 through 31 for definitions.
(5) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(6) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(7) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(8) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(9) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.
(10) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q1 2018 Supplemental	Page 39